Series Number:  1
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                7,839
                                Institutional Class                                                                           4,073
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                           4,144
        C Class                                           15
                                R Class                                                                           1,172

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2707
                               Institutional Class                                                      $0.2941
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2414
        C Class                                            $0.1536
        R Class                                                      $0.2121

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                           34,620
                              Institutional Class                                           10,186
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                19,795
                                    C Class                                                                 174
R Class                                 7,041

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.26
                                Institutional Class                                $12.28
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.24
                                    C Class                                                                 $12.21
R Class                                 $12.22

Series Number:  2
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                           9,509
                                Institutional Class                                5,441
              2.  Dividends for a second class of open-end company shares
                                A Class                                           5,135
           C Class                                 24
                                R Class                                1,627

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2566
                               Institutional Class                                                      $0.2802
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2271
        C Class                                            $0.1386
        R Class                                                      $0.1976

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                           44,512
                              Institutional Class                                           14,573
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                26,299
                                    C Class                                                                 282
R Class                                 10,427

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.46
                                Institutional Class                                $12.47
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.44
                                    C Class                                                                 $12.41
R Class                                 $12.42

Series Number:  3
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                5,407
                                Institutional Class                                                                           3,029
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                           3,140
        C Class                                           6
                                R Class                                                                                      1,032

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2254
                               Institutional Class                                                      $0.2494
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1953
        C Class                                            $0.1052
        R Class                                                      $0.1653

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                           29,237
                              Institutional Class                                           10,766
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                18,713
                                    C Class                                                                 109
R Class                                 7,918

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.81
                                Institutional Class                                $12.83
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.79
                                    C Class                                                                 $12.76
R Class                                 $12.78

Series Number:  4
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     2,811
                                Institutional Class                1,950
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,678
        C Class                                                3
                                R Class                                                                                 547

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2063
                               Institutional Class                                                      $0.2302
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1764
        C Class                                            $0.0868
        R Class                                                      $0.1465

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           17,327
                              Institutional Class                                           9,089
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                11,483
                                    C Class                                                                 50
R Class                                 4,858

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.84
                                Institutional Class                                $12.86
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.82
                                    C Class                                                                 $12.79
R Class                                 $12.81

Series Number:  5
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                                Investor Class                                                                2,188
                                Institutional Class                                                                           2,586
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           1,929
        C Class                                           8
                                R Class                                                                           519

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2577
                               Institutional Class                                                      $0.2799
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2299
        C Class                                            $0.1485
        R Class                                                      $0.2023

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           11,066
                              Institutional Class                                           6,438
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                9,058
                                    C Class                                                                 70
R Class                                 3,309

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.61
                                Institutional Class                                $11.61
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.60
                                    C Class                                                                 $11.61
R Class                                 $11.59

Series Number:  11
For period ending 7/31/12
48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     2,738
                                Institutional Class                4,009
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,726
        C Class                                                9
                                R Class                                                                                 683

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2251
                               Institutional Class                                                      $0.2454
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1997
        C Class                                            $0.1236
        R Class                                                      $0.1743

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           20,514
                              Institutional Class     9,380
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   16,991
                                    C Class                                                             217
R Class                             5,770

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class       $10.64
                                Institutional Class $10.65

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.62
                                    C Class                                                            $10.61
R Class                            $10.61

Series Number:  12
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,830
                                Institutional Class                3,078
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,150
        C Class                                                9
                                R Class                                                                                 543

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1883
                               Institutional Class                                                      $0.2079
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1637
        C Class                                            $0.0900
        R Class                                                      $0.1391

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           16,424
                              Institutional Class     9,059
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   16,395
                                    C Class                                                             154
R Class                             6,680

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $10.41
                                Institutional Class  $10.42

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.38
                                    C Class                                                            $10.37
R Class                            $10.37

Series Number:  13
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,011
                                Institutional Class                1,535
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,151
        C Class                                                2
                                R Class                                                                                 253

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1682
                               Institutional Class                                                      $0.1875
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1441
        C Class                                            $0.0717
        R Class                                                      $0.1200

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           10,403
                              Institutional Class     6,796
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   10,732
                                    C Class                                                             54
R Class                             3,553

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.31
                                Institutional Class  $10.32

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.30
                                    C Class                                                            $10.26
R Class                            $10.28

Series Number:  14
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     373
                                Institutional Class                609
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 447
        C Class                                                2
                                R Class                                                                                 103

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1438
                               Institutional Class                                                      $0.1625
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1204
        C Class                                            $0.0502
        R Class                                                      $0.0970

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           4,819
                              Institutional Class     4,883
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   5,475
                                    C Class                                                             53
R Class                             1,586

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.07
                                Institutional Class  $10.09

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.06
                                    C Class                                                            $10.04
R Class                            $10.05

Series Number:  15
For period ending 7/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     11
                                Institutional Class                13
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 7
        C Class                                                0
                                R Class                                                                                 1

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0966
                               Institutional Class                                                      $0.1109
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0789
        C Class                                            $0.0256
        R Class                                                      $0.0611

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           385
                              Institutional Class     386
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   320
                                    C Class                                                             9
R Class                             109

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.19
                                Institutional Class  $10.20

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.17
                                    C Class                                                            $10.13
R Class                            $10.16